UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2007

CARDIODYNAMICS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

California	0-11868	95-3533362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6175 Nancy Ridge Drive, Suite 300, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 535-0202

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 31, 2007, CardioDynamics International Corporation (the “Company”) entered into a Custom Manufacturing and Supply Agreement (the “Supply Agreement”) with Vermed, Inc., a Delaware corporation (“Vermed”), in connection with the sale of all of the outstanding capital stock of Vermed by the Company to an entity formed by management of Vermed (the “Sale Transaction”) pursuant to a Stock Purchase Agreement dated June 25, 2007 (the “Purchase Agreement”) by and between the Company and Medical Device Partners, Inc., a Vermont corporation (“Buyer”), as further described in Item 2.01 below. Pursuant to the Supply Agreement, the Company granted Vermed the non-exclusive right and license to use the Company’s product specifications, designs and related technology for the manufacture and supply by Vermed to the Company of certain sensors which use the Company’s proprietary impedance cardiography technology (“ICG Technology”). The Supply Agreement has a term of five years and provides for long-term product pricing, subject to review and adjustment as may be mutually agreed upon.

The foregoing description of the Supply Agreement is qualified in its entirety by reference to the full text of the Supply Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the August 31, 2007 Sale Transaction described in Item 2.01 below, $1.4 million of the proceeds from the sale of Vermed were used to pay off and terminate the Company’s term loan and credit facility with Comerica Bank. The bank’s security interest in collateral pledged by the Company was released in connection with termination of the loan and credit facility.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described above in Item 1.01, on August 31, 2007, the Company completed the Sale Transaction by closing the sale of its Vermed subsidiary to Buyer pursuant to the Purchase Agreement. Vermed manufactures sensors used by physicians using the Company’s ICG Technology, as well as electrodes and related supplies used in electrocardiograms (“ECG”) and other diagnostic procedures for cardiology, electrotherapy, sleep testing, neurology and general purpose diagnostic testing. The purchase price, as adjusted pursuant to the terms of the Purchase Agreement, was $8,022,535 in cash (the “Purchase Price”), which is subject to a post-closing adjustment based upon the amount of Vermed’s working capital at closing. The Purchase Price was determined in arm’s length negotiations between the Company and Buyer.

Proceeds of the sale were used to pay off the Company’s term loan and credit facility with Comerica Bank, as described above in Item 1.02. The remaining proceeds are expected to be used to meet the Company’s existing obligations and for working capital to finance the continued development of the Company’s core ICG Technology business.

Richard L. Kalich, President of Vermed and an executive officer of the Company until the closing of the Sale Transaction, is a principal owner and President of Buyer. In addition,

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other members of Vermed’s management are investors in and/or managers of Buyer. The Sale Transaction was approved by a majority of the Company’s shareholders at the annual meeting of shareholders held on August 28, 2007.

A copy of the Purchase Agreement was attached as an exhibit to the Company’s Form 8-K filed on June 26, 2007. The Company issued a press release on September 4, 2007 announcing completion of the Sale Transaction, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following pro forma financial information is being filed with this report as Exhibit 99.2:

•	Unaudited Pro Forma Consolidated Balance Sheet as of May 31, 2007

•	Unaudited Pro Forma Consolidated Statement of Operations for the six months ending May 31, 2007

•	Unaudited Pro Forma Consolidated Statement of Operations for the fiscal year ending November 30, 2006

•	Notes to Unaudited Pro Forma Consolidated Financial Statements

The unaudited pro forma consolidated financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what the Company’s financial position or results of operations actually would have been had the Company completed the Sale Transaction as of the dates indicated. In addition, the unaudited pro forma consolidated financial information does not purport to project the future financial position or operating results of the Company.

(d) Exhibits.

Exhibit No.	Description
10.1*	Custom Manufacturing and Supply Agreement, dated August 31, 2007, by and between CardioDynamics International Corporation and Vermed, Inc. (confidential treatment has been requested for certain portions of the agreement).

10.2	Stock Purchase Agreement, dated June 25, 2007, by and between CardioDynamics International Corporation and Medical Device Partners, Inc. (incorporated by reference to Form 8-K filed on June 26, 2007).

99.1	Press release issued by CardioDynamics International Corporation on September 4, 2007 to announce completion of the sale of its Vermed, Inc. subsidiary.

99.2	Pro forma financial information listed in Item 9.01(b) (incorporated by reference to Proxy Statement filed on July 20, 2007).

*	The Company has requested confidential treatment of certain information contained in this exhibit. Such information has been filed separately with the Securities and Exchange Commission pursuant to the Company’s application for confidential treatment under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 5, 2007	CARDIODYNAMICS INTERNATIONAL CORPORATION

	By:	/s/ Stephen P. Loomis
Stephen P. Loomis
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1*	Custom Manufacturing and Supply Agreement, dated August 31, 2007, by and between CardioDynamics International Corporation and Vermed, Inc. (confidential treatment has been requested for certain portions of the agreement).

10.2	Stock Purchase Agreement dated June 25, 2007 by and between CardioDynamics International Corporation and Medical Device Partners, Inc. (incorporated by reference to Form 8-K filed on June 26, 2007).

99.1	Press release issued by CardioDynamics International Corporation on September 4, 2007 to announce completion of the sale of its Vermed, Inc. subsidiary.

99.2	Pro forma financial information listed in Item 9.01(b) (incorporated by reference to Proxy Statement filed on July 20, 2007).

*	The Company has requested confidential treatment of certain information contained in this exhibit. Such information has been filed separately with the Securities and Exchange Commission pursuant to the Company’s application for confidential treatment under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2.

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